                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21686

                          Oppenheimer Portfolio Series
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: January 31

                      Date of reporting period: 04/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Conservative Investor Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                 Shares         Value
                                                               ----------   ------------
INVESTMENT COMPANIES--100.1%(1)
FIXED INCOME FUNDS--65.1%
Oppenheimer Champion Income Fund, Cl. Y                        13,785,052   $ 26,191,598
Oppenheimer Core Bond Fund, Cl. Y                              17,806,216    112,357,222
Oppenheimer International Bond Fund, Cl. Y                      4,270,704     27,503,331
Oppenheimer Limited-Term Government Fund, Cl. Y                 7,711,550     71,871,647
                                                                            ------------
                                                                             237,923,798
                                                                            ------------
GLOBAL EQUITY FUND--5.7%
Oppenheimer Global Fund, Cl. Y                                    369,132     20,675,084
MONEY MARKET FUND--0.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%(2)      219,933        219,933
SPECIALTY FUNDS--12.3%
Oppenheimer Commodity Strategy Total Return Fund,
   Cl. Y(3)                                                     5,294,452     18,530,580
Oppenheimer Real Estate Fund, Cl. Y                             1,498,181     26,382,963
                                                                            ------------
                                                                              44,913,543
                                                                            ------------
U.S. EQUITY FUNDS--16.9%
Oppenheimer Capital Appreciation Fund, Cl. Y(3)                   477,401     20,318,193
Oppenheimer Main Street Fund, Cl. Y                               694,070     20,738,821
Oppenheimer Value Fund, Cl. Y                                     992,608     20,685,948
                                                                            ------------
                                                                              61,742,962
                                                                            ------------
Total Investments, at Value (Cost $418,471,762)                     100.1%  $365,475,320
Liabilities in Excess of Other Assets                                (0.1)      (253,907)
                                                               ----------   ------------
NET ASSETS                                                          100.0%  $365,221,413
                                                               ==========   ============

Footnotes to Statement of Investments


                          1 | Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                               SHARES           GROSS        GROSS         SHARES
                                                          JANUARY 31, 2010    ADDITIONS   REDUCTIONS   APRIL 30, 2010
-------------------------------------------------------   ----------------   ----------   ----------   --------------
Oppenheimer Capital Appreciation Fund, Cl. Y                    467,034          21,149       10,782        477,401
Oppenheimer Champion Income Fund, Cl. Y                      13,191,935         902,570      309,453     13,785,052
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y       5,164,765         263,097      133,410      5,294,452
Oppenheimer Core Bond Fund, Cl. Y                            17,165,564       1,042,665      402,013     17,806,216
Oppenheimer Global Fund, Cl. Y                                  361,108          16,331        8,307        369,132
Oppenheimer Institutional Money Market Fund, Cl. E              368,365      14,571,315   14,719,747        219,933
Oppenheimer International Bond Fund, Cl. Y                    4,126,247         245,356      100,899      4,270,704
Oppenheimer Limited-Term Government Fund, Cl. Y               7,462,861         430,915      182,226      7,711,550
Oppenheimer Main Street Fund, Cl. Y                             679,045          30,666       15,641        694,070
Oppenheimer Real Estate Fund, Cl. Y                           1,466,960          60,658       29,437      1,498,181
Oppenheimer Value Fund, Cl. Y                                   970,883          44,338       22,613        992,608

                                                                                        REALIZED
                                                              VALUE       INCOME          LOSS
-------------------------------------------------------   ------------   -----------   ----------
Oppenheimer Capital Appreciation Fund, Cl. Y              $ 20,318,193   $       --    $   84,790
Oppenheimer Champion Income Fund, Cl. Y                     26,191,598      539,937     1,954,587
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y     18,530,580           --       550,273
Oppenheimer Core Bond Fund, Cl. Y                          112,357,222    1,564,165     1,264,967
Oppenheimer Global Fund, Cl. Y                              20,675,084           --       152,212
Oppenheimer Institutional Money Market Fund, Cl. E             219,933          394            --
Oppenheimer International Bond Fund, Cl. Y                  27,503,331      292,086        16,679
Oppenheimer Limited-Term Government Fund, Cl. Y             71,871,647      670,110        39,061
Oppenheimer Main Street Fund, Cl. Y                         20,738,821           --       159,936
Oppenheimer Real Estate Fund, Cl. Y                         26,382,963       57,659       187,024
Oppenheimer Value Fund, Cl. Y                               20,685,948           --       143,400
                                                          ------------   -----------   ----------
                                                          $365,475,320   $3,124,351    $4,552,929
                                                          ============   ===========   ==========

(2.) Rate shown is the 7-day yield as of April 30, 2010.

(3.) Non-income producing security.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).


                          2 | Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

The table below categorizes amounts as of April 30, 2010 based on valuation input level:

                                                               LEVEL 3--
                           LEVEL 1--         LEVEL 2--        SIGNIFICANT
                           UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                         QUOTED PRICES   OBSERVABLE INPUTS      INPUTS          VALUE
                         -------------   -----------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies      $365,475,320           $--             $--        $365,475,320
                          ------------           ---             ---        ------------
Total Assets              $365,475,320           $--             $--        $365,475,320
                          ------------           ----            ---        ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.


                          3 | Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $ 478,905,191
                                 =============
Gross unrealized appreciation    $   2,977,274
Gross unrealized depreciation     (116,407,145)
                                 -------------
Net unrealized depreciation      $(113,429,871)
                                 =============


                          4 | Conservative Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                 Shares         Value
                                                               ----------   ------------
INVESTMENT COMPANIES--100.1%(1)
FIXED INCOME FUNDS--43.4%
Oppenheimer Champion Income Fund, Cl. Y                        22,285,227   $ 42,341,931
Oppenheimer Core Bond Fund, Cl. Y                              28,986,651    182,905,768
Oppenheimer International Bond Fund, Cl. Y                      9,346,253     60,189,872
Oppenheimer Limited-Term Government Fund, Cl. Y                12,397,816    115,547,646
                                                                            ------------
                                                                             400,985,217
                                                                            ------------
GLOBAL EQUITY FUND--10.2%
Oppenheimer Global Fund, Cl. Y                                  1,679,258     94,055,265
                                                                            ------------
MONEY MARKET FUND--0.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%(2)       44,663         44,663
                                                                            ------------
SPECIALTY FUNDS--11.0%
Oppenheimer Commodity Strategy Total Return Fund,
Cl. Y(3)                                                       12,008,889     42,031,113
Oppenheimer Real Estate Fund, Cl. Y                             3,415,860     60,153,290
                                                                            ------------
                                                                             102,184,403
                                                                            ------------
U.S. EQUITY FUNDS--35.5%
Oppenheimer Capital Appreciation Fund, Cl. Y(3)                 2,171,080     92,401,163
Oppenheimer Main Street Fund, Cl. Y                             3,157,506     94,346,292
Oppenheimer Main Street Opportunity Fund, Cl. Y                 4,004,079     47,248,129
Oppenheimer Value Fund, Cl. Y                                   4,517,113     94,136,639
                                                                            ------------
                                                                             328,132,223
                                                                            ------------
TOTAL INVESTMENTS, AT VALUE (COST $1,100,132,817)                   100.1%   925,401,771
Liabilities in Excess of Other Assets                                (0.1)      (519,589)
                                                               ----------   ------------
Net Assets                                                          100.0%  $924,882,182
                                                               ==========   ============

Footnotes to Statement of Investments


                           1 | Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES           GROSS        GROSS         SHARES
                                                     JANUARY 31, 2010    ADDITIONS   REDUCTIONS   APRIL 30, 2010
                                                     ----------------   ----------   ----------   --------------
Oppenheimer Capital Appreciation Fund, Cl. Y             2,132,559          53,771       15,250      2,171,080
Oppenheimer Champion Income Fund, Cl. Y                 21,403,362       1,035,756      153,891     22,285,227
Oppenheimer Commodity Strategy Total Return Fund,
Cl. Y                                                   11,766,716         336,873       94,700     12,008,889
Oppenheimer Core Bond Fund, Cl. Y                       28,037,122       1,151,400      201,871     28,986,651
Oppenheimer Global Fund, Cl. Y                           1,649,738          41,260       11,740      1,679,258
Oppenheimer Institutional Money Market Fund, Cl. E         322,480      18,421,822   18,699,639         44,663
Oppenheimer International Bond Fund, Cl. Y               9,062,811         352,476       69,034      9,346,253
Oppenheimer Limited-Term Government Fund, Cl. Y         12,037,400         451,845       91,429     12,397,816
Oppenheimer Main Street Fund, Cl. Y                      3,101,627          77,920       22,041      3,157,506
Oppenheimer Main Street Opportunity Fund, Cl. Y          3,933,354          98,678       27,953      4,004,079
Oppenheimer Real Estate Fund, Cl. Y                      3,357,821          78,241       20,202      3,415,860
Oppenheimer Value Fund, Cl. Y                            4,436,789         112,124       31,800      4,517,113

                                                                                 REALIZED
                                                         VALUE        INCOME       LOSS
                                                     ------------   ----------   ----------
Oppenheimer Capital Appreciation Fund, Cl. Y         $ 92,401,163   $       --   $  152,411
Oppenheimer Champion Income Fund, Cl. Y                42,341,931      871,270    1,040,699
Oppenheimer Commodity Strategy Total Return Fund,
Cl. Y                                                  42,031,113           --      409,138
Oppenheimer Core Bond Fund, Cl. Y                     182,905,768    2,540,943      639,046
Oppenheimer Global Fund, Cl. Y                         94,055,265           --      246,548
Oppenheimer Institutional Money Market Fund, Cl. E         44,663          440           --
Oppenheimer International Bond Fund, Cl. Y             60,189,872      637,736       11,898
Oppenheimer Limited-Term Government Fund, Cl. Y       115,547,646    1,074,974       23,400
Oppenheimer Main Street Fund, Cl. Y                    94,346,292           --      273,678
Oppenheimer Main Street Opportunity Fund, Cl. Y        47,248,129           --      105,243
Oppenheimer Real Estate Fund, Cl. Y                    60,153,290      131,009      170,451
Oppenheimer Value Fund, Cl. Y                          94,136,639           --      221,987
                                                     ------------   ----------   ----------
                                                     $925,401,771   $5,256,372   $3,294,499
                                                     ============   ==========   ==========

(2.) Rate shown is the 7-day yield as of April 30, 2010.

(3.) Non-income producing security.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of April 30, 2010 based on valuation input level:


                           2 | Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                               LEVEL 3--
                           LEVEL 1--         LEVEL 2--        SIGNIFICANT
                           UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                         QUOTED PRICES   OBSERVABLE INPUTS      INPUTS          VALUE
                         -------------   -----------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies      $925,401,771          $--               $--       $925,401,771
                          ------------          ---               ---       ------------
Total Assets              $925,401,771          $--               $--       $925,401,771
                          ------------          ---               ---       ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment


                           3 | Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $1,178,860,673
                                 ==============
Gross unrealized appreciation    $    4,205,475
Gross unrealized depreciation      (257,664,377)
                                 --------------
Net unrealized depreciation      $ (253,458,902)
                                 ==============


                           4 | Moderate Investor Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                               Shares          Value
                                                             ----------   --------------
INVESTMENT COMPANIES--99.8%(1)
FIXED INCOME FUNDS--25.3%
Oppenheimer Champion Income Fund, Cl. Y                      45,653,891   $   86,742,393
Oppenheimer Core Bond Fund, Cl. Y                            34,816,157      219,689,949
Oppenheimer International Bond Fund, Cl. Y                   15,400,077       99,176,493
Oppenheimer U.S. Government Trust, Cl. Y                     13,923,211      129,207,399
                                                                          --------------
                                                                             534,816,234
GLOBAL EQUITY FUNDS--20.1%
Oppenheimer Developing Markets Fund, Cl. Y                    2,914,994       86,400,430
Oppenheimer Global Fund, Cl. Y                                3,013,054      168,761,131
Oppenheimer International Growth Fund, Cl. Y                  6,781,394      170,077,361
                                                                          --------------
                                                                             425,238,922
MONEY MARKET FUND--2.9%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.18%(2)                                                     61,774,714       61,774,714
SPECIALTY FUNDS--8.6%
Oppenheimer Commodity Strategy Total Return Fund,
Cl. Y(3)                                                     24,175,985       84,615,947
Oppenheimer Real Estate Fund, Cl. Y                           5,437,500       95,754,371
                                                                          --------------
                                                                             180,370,318
U.S. EQUITY FUNDS--42.9%
Oppenheimer Capital Appreciation Fund, Cl. Y(3)               5,348,551      227,634,315
Oppenheimer Discovery Fund, Cl. Y(3)                            672,447       34,335,129
Oppenheimer Main Street Fund, Cl. Y                           7,728,876      230,938,826
Oppenheimer Main Street Small Cap Fund, Cl. Y                 9,517,012      187,770,654
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y(3)                  235            6,990
Oppenheimer Value Fund, Cl. Y                                10,826,820      225,630,938
                                                                          --------------
                                                                             906,316,852
                                                                          --------------
Total Investment Companies (Cost $2,171,804,619)                           2,108,517,040
U.S. GOVERNMENT OBLIGATIONS--0.2%
U.S. Treasury Bills, 0.144%, 7/8/10(4, 5) (Cost $3,998,753)   4,000,000        3,998,959
TOTAL INVESTMENTS, AT VALUE (COST $2,175,803,372)                 100.0%   2,112,515,999
Other Assets Net of Liabilities                                     0.0          450,519
                                                             ----------   --------------
Net Assets                                                        100.0%  $2,112,966,518
                                                             ==========   ==============

Footnotes to Statement of Investments


                           1 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                               SHARES           GROSS        GROSS         SHARES
                                                          JANUARY 31, 2010    ADDITIONS   REDUCTIONS   APRIL 30, 2010
                                                          ----------------   ----------   ----------   --------------
Oppenheimer Capital Appreciation Fund, Cl. Y                  5,800,866          24,572      476,887      5,348,551
Oppenheimer Champion Income Fund, Cl. Y                      53,381,908      13,229,806   20,957,823     45,653,891
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y      29,213,381         330,571    5,367,967     24,175,985
Oppenheimer Core Bond Fund, Cl. Y                            34,522,291         838,719      544,853     34,816,157
Oppenheimer Developing Markets Fund, Cl. Y                    3,527,318          14,468      626,792      2,914,994
Oppenheimer Discovery Fund, Cl. Y                               708,254           3,006       38,813        672,447
Oppenheimer Global Fund, Cl. Y                                2,746,831         309,705       43,482      3,013,054
Oppenheimer Institutional Money Market Fund, Cl. E              434,897      88,442,828   27,103,011     61,774,714
Oppenheimer International Bond Fund, Cl. Y                   12,095,699       3,514,612      210,234     15,400,077
Oppenheimer International Growth Fund, Cl. Y                  6,529,838         713,533      461,977      6,781,394
Oppenheimer International Small Company Fund, Cl. Y                  62              --           62             --
Oppenheimer Main Street Fund, Cl. Y                           8,107,326          34,824      413,274      7,728,876
Oppenheimer Main Street Small Cap Fund, Cl. Y                 9,753,662          41,368      278,018      9,517,012
Oppenheimer Real Estate Fund, Cl. Y                           5,568,421          35,647      166,568      5,437,500
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y                 752,844           1,903      754,512            235
Oppenheimer U.S. Government Trust, Cl. Y                     13,906,608         239,472      222,869     13,923,211
Oppenheimer Value Fund, Cl. Y                                11,376,212          49,950      599,342     10,826,820

                                                                                          REALIZED
                                                               VALUE         INCOME     GAIN (LOSS)
                                                          --------------   ----------   -----------
Oppenheimer Capital Appreciation Fund, Cl. Y              $  227,634,315   $       --   $ 2,836,540
Oppenheimer Champion Income Fund, Cl. Y                       86,742,393    2,485,634    (1,255,331)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y       84,615,947           --    (3,448,711)
Oppenheimer Core Bond Fund, Cl. Y                            219,689,949    3,093,116    (1,665,021)
Oppenheimer Developing Markets Fund, Cl. Y                    86,400,430           --     5,134,050
Oppenheimer Discovery Fund, Cl. Y                             34,335,129           --       175,048
Oppenheimer Global Fund, Cl. Y                               168,761,131           --      (676,236)
Oppenheimer Institutional Money Market Fund, Cl. E            61,774,714       10,371            --
Oppenheimer International Bond Fund, Cl. Y                    99,176,493      887,725       (19,316)
Oppenheimer International Growth Fund, Cl. Y                 170,077,361           --       825,632
Oppenheimer International Small Company Fund, Cl. Y                   --           --           160
Oppenheimer Main Street Fund, Cl. Y                          230,938,826           --       442,332
Oppenheimer Main Street Small Cap Fund, Cl. Y                187,770,654           --      (240,253)
Oppenheimer Real Estate Fund, Cl. Y                           95,754,371      214,947       159,412
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y                    6,990           --     2,633,730
Oppenheimer U.S. Government Trust, Cl. Y                     129,207,399    1,571,071         1,402
Oppenheimer Value Fund, Cl. Y                                225,630,938           --    (2,231,377)
                                                          --------------   ----------   -----------
                                                          $2,108,517,040   $8,262,864   $ 2,672,061
                                                          ==============   ==========   ===========

(2.) Rate shown is the 7-day yield as of April 30, 2010.

(3.) Non-income producing security.

(4.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $349,909. See accompanying Notes.

(5.) All or a portion of the security position is held in collateral accounts to cover the Fund's obligations under certain derivative contracts. The aggregate market value of such securities is $729,810 . See accompanying Notes.


                           2 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of April 30, 2010 based on valuation input level:

                                                              LEVEL 2--         LEVEL 3--
                                          LEVEL 1--             OTHER          SIGNIFICANT
                                      UNADJUSTED QUOTED      SIGNIFICANT      UNOBSERVABLE
                                            PRICES        OBSERVABLE INPUTS      INPUTS           VALUE
                                      -----------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies                    $2,108,517,040       $        --           $--       $2,108,517,040
U.S. Government Obligations                         --         3,998,959            --            3,998,959
                                        --------------       -----------           ---       --------------
Total Investments, at Value              2,108,517,040         3,998,959            --        2,112,515,999
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value                         --         1,594,367            --            1,594,367
Foreign currency exchange contracts                 --            20,399            --               20,399
                                        --------------       -----------           ---       --------------
Total Assets                            $2,108,517,040       $ 5,613,725           $--       $2,114,130,765
                                        --------------       -----------           ---       --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value             $           --       $(1,639,347)          $--       $   (1,639,347)
Futures margins                               (133,734)               --            --             (133,734)
Foreign currency exchange contracts                 --          (178,748)           --             (178,748)
                                        --------------       -----------           ---       --------------
Total Liabilities                       $     (133,734)      $(1,818,095)          $--       $   (1,951,829)
                                        --------------       -----------           ---       --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF APRIL 30, 2010 ARE AS FOLLOWS:

                                         NUMBER OF   EXPIRATION                  UNREALIZED
CONTRACT DESCRIPTION          BUY/SELL   CONTRACTS      DATE         VALUE      DEPRECIATION
--------------------          --------   ---------   ----------   -----------   ------------
U.S. Treasury Bonds, 10 yr.       Sell         160      6/21/10   $18,865,000     $ 85,195
U.S. Treasury Nts., 5 yr.         Sell         179      6/30/10    20,738,828      205,789
                                                                                  --------
                                                                                  $290,984
                                                                                  ========


                           3 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF APRIL 30, 2010 ARE AS FOLLOWS:

                                               CONTRACT
                                                AMOUNT      EXPIRATION                  UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL    (000'S)        DATE         VALUE      APPRECIATION   DEPRECIATION
---------------------------------   --------   --------     ----------   -----------   ------------   ------------
CREDIT SUISSE
Euro (EUR)                              Sell     32,000 EUR   6/18/10    $42,613,504      $20,399       $178,748

CREDIT DEFAULT SWAP CONTRACTS AS OF APRIL 30, 2010 ARE AS FOLLOWS:

                                                      PAY/                 UPFRONT
                               BUY/SELL   NOTIONAL  RECEIVE                PAYMENT
REFERENCE ENTITY/               CREDIT     AMOUNT    FIXED   TERMINATION  RECEIVED/            UNREALIZED
SWAP COUNTERPARTY             PROTECTION   (000'S)    RATE      DATE       (PAID)     VALUE   APPRECIATION
-----------------             ----------  --------  -------  -----------  ---------  -------  ------------
CDX NORTH AMERICA HIGH YIELD
INDEX, SERIES 14
   Citibank NA, New York            Sell  $ 20,900        5%     6/20/15   $320,757  $43,999    $364,756
                                          --------                         --------  -------    --------
                                   Total    20,900                          320,757   43,999     364,756
                                                                           --------  -------    --------
                                                        Grand Total Buys         --       --          --
                                                       Grand Total Sells    320,757   43,999     364,756
                                                                           --------  -------    --------
                                              Total Credit Default Swaps   $320,757  $43,999    $364,756
                                                                           ========  =======    ========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                TOTAL MAXIMUM POTENTIAL
                                                  PAYMENTS FOR SELLING                          REFERENCE
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD      CREDIT PROTECTION                         ASSET RATING
PROTECTION                                           (UNDISCOUNTED)      AMOUNT RECOVERABLE*     RANGE**
----------------------------------------------  -----------------------  -------------------  ------------
Non-Investment Grade Corporate Debt Indexes           $20,900,000                $--               B+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

TOTAL RETURN SWAP CONTRACTS AS OF APRIL 30, 2010 ARE AS FOLLOWS:

                                 NOTIONAL
REFERENCE ENTITY/                 AMOUNT        PAID BY           RECEIVED BY              TERMINATION
SWAP COUNTERPARTY                 (000'S)      THE FUND             THE FUND                   DATE                VALUE
-----------------                --------  -----------------  -------------------  ---------------------------  -----------
MSCI DAILY TR GROSS EAFE USD INDEX
                                                                    One-Month BBA
                                                               LIBOR plus 4 basis
                                                                    points and if
                                                                    negative, the
                                            If positive, the    absolute value of
                                             Total Return of  the Total Return of
                                              the MSCI Daily       the MSCI Daily
Goldman Sachs Group, Inc. (The)  $ 23,276   Gross EAFE Index     Gross EAFE Index                       2/7/11  $   701,561

MSCI DAILY TR NET EMU USD INDEX:


                           4 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                               One-Month BBA
                                              LIBOR minus 60
                                            basis points and
                                            if negative, the
                                           absolute value of     If positive, the
                                            the Total Return  Total Return of the
                                           of the MSCI Daily   MSCI Daily Net EMU
Goldman Sachs Group, Inc. (The)    21,142  Net EMU USD Index            USD Index                      4/18/11   (1,322,389)
                                               One-Month BBA
                                              LIBOR minus 63
                                            basis points and
                                            if negative, the
                                           absolute value of     If positive, the
                                            the Total Return  Total Return of the
                                           of the MSCI Daily   MSCI Daily Net EMU
Goldman Sachs Group, Inc. (The)    20,564  Net EMU USD Index            USD Index                       5/3/11      451,063
                                                                                                                -----------
                                                                                        Reference Entity Total     (871,326)
                                                                                                                -----------
MSCI WORLD COMMODITY PRODUCERS INDEX

                                               One-Month BBA
                                               LIBOR plus 45
                                            basis points and
                                            if negative, the
                                           absolute value of     If positive, the
                                            the Total Return      Total Return of
                                               of MSCI World           MSCI World
                                                   Commodity  Commodity Producers
Morgan Stanley                     16,007    Producers Index                Index                       2/9/11     (316,958)

S&P 500/CITIGROUP VALUE INDEX

                                               One-Month BBA
                                               LIBOR plus 10
                                            basis points and
                                            if negative, the
                                           absolute value of
                                            the Total Return     If positive, the
                                                  of the S&P  Total Return of the
                                               500/Citigroup    S&P 500/Citigroup
Deutsche Bank AG                   23,970        Value Index          Value Index                       2/7/11      397,744
                                                                                                                -----------
                                                                                   Total of Total Return Swaps  $   (88,979)
                                                                                                                ===========

Abbreviations are as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate
EAFE        Europe, Australasia, Far East
EMU         European Economic and Monetary Union
MSCI        Morgan Stanley Capital International
S&P         Standard & Poor's

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF APRIL 30, 2010 IS AS FOLLOWS:


                           5 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                        NOTIONAL
                                     SWAP TYPE FROM      AMOUNT
SWAP COUNTERPARTY                   FUND PERSPECTIVE     (000'S)     VALUE
-----------------                 -------------------   --------   ---------
Citibank NA, New York             Credit Default Sell
                                     Protection          $20,900   $  43,999
Deutsche Bank AG                  Total Return            23,970     397,744
Goldman Sachs Group, Inc. (The)   Total Return            64,982    (169,765)
Morgan Stanley                    Total Return            16,007    (316,958)
                                                                   ---------
                                                     Total Swaps   $ (44,980)
                                                                   =========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are


                           6 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:


                           7 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of April 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,614,766, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $441,743 as of April 30, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.


                           8 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

     As of April 30, 2010 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.


     As of April 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $486,723 for which the Fund has posted collateral of $729,810. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of April 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FUTURES CONTRACTS


                           9 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to


                           10 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.


                           11 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $2,357,593,760
Federal tax cost of other investments      (39,633,601)
                                        --------------
Total federal tax cost                  $2,317,960,159
                                        ==============
Gross unrealized appreciation           $  115,873,643
Gross unrealized depreciation             (360,966,611)
                                        --------------
Net unrealized depreciation             $ (245,092,968)
                                        ==============


                           12 | Active Allocation Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS APRIL 30, 2010 (Unaudited)

                                                                 Shares        Value
                                                               ---------   ------------
INVESTMENT COMPANIES--100.1%(1)
GLOBAL EQUITY FUNDS--35.5%
Oppenheimer Developing Markets Fund, Cl. Y                     2,092,314   $ 62,016,182
Oppenheimer Global Fund, Cl. Y                                 2,156,938    120,810,118
Oppenheimer Global Opportunities Fund, Cl. Y                   1,187,016     33,782,479
                                                                           ------------
                                                                            216,608,779
MONEY MARKET FUND--0.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%(2)     111,372        111,372
U.S. EQUITY FUNDS--64.6%
Oppenheimer Capital Appreciation Fund, Cl. Y(3)                2,787,658    118,642,717
Oppenheimer Main Street Fund, Cl. Y                            3,039,602     90,823,313
Oppenheimer Main Street Opportunity Fund, Cl. Y                2,582,665     30,475,445
Oppenheimer Main Street Small Cap Fund, Cl. Y                  3,266,518     64,448,402
Oppenheimer Value Fund, Cl. Y                                  4,346,906     90,589,530
                                                                           ------------
                                                                            394,979,407
                                                                           ------------
TOTAL INVESTMENTS, AT VALUE (COST $647,921,449)                    100.1%   611,699,558
                                                                           ------------
Liabilities in Excess of Other Assets                               (0.1)      (347,047)
                                                               ---------   ------------
Net Assets                                                         100.0%  $611,352,511
                                                               =========   ============

Footnotes to Statement of Investments


                            1 | Equity Investor Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS APRIL 30, 2010 (Unaudited)

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES                                 SHARES
                                                     JANUARY 31,      GROSS        GROSS     APRIL 30,
                                                         2010       ADDITIONS   REDUCTIONS      2010
                                                     -----------   ----------   ----------   ---------
Oppenheimer Capital Appreciation Fund, Cl. Y          2,749,314        60,893       22,549   2,787,658
Oppenheimer Developing Markets Fund, Cl. Y            2,064,082        44,741       16,509   2,092,314
Oppenheimer Global Fund, Cl. Y                        2,127,522        46,728       17,312   2,156,938
Oppenheimer Global Opportunities Fund, Cl. Y          1,172,488        23,077        8,549   1,187,016
Oppenheimer Institutional Money Market Fund, Cl. E      284,387    10,126,504   10,299,519     111,372
Oppenheimer Main Street Fund, Cl. Y                   2,997,887        66,183       24,468   3,039,602
Oppenheimer Main Street Opportunity Fund, Cl. Y       2,547,450        55,877       20,662   2,582,665
Oppenheimer Main Street Small Cap Fund, Cl. Y         3,223,098        69,041       25,621   3,266,518
Oppenheimer Value Fund, Cl. Y                         4,286,846        95,358       35,298   4,346,906

                                                                              REALIZED
                                                         VALUE      INCOME      LOSS
                                                     ------------   ------   ----------
Oppenheimer Capital Appreciation Fund, Cl. Y         $118,642,717    $ --    $  234,427
Oppenheimer Developing Markets Fund, Cl. Y             62,016,182      --       275,421
Oppenheimer Global Fund, Cl. Y                        120,810,118      --       419,025
Oppenheimer Global Opportunities Fund, Cl. Y           33,782,479      --       101,988
Oppenheimer Institutional Money Market Fund, Cl. E        111,372     244            --
Oppenheimer Main Street Fund, Cl. Y                    90,823,313      --       354,821
Oppenheimer Main Street Opportunity Fund, Cl. Y        30,475,445      --        52,679
Oppenheimer Main Street Small Cap Fund, Cl. Y          64,448,402      --       153,587
Oppenheimer Value Fund, Cl. Y                          90,589,530      --       328,795
                                                     ------------    ----    ----------
                                                     $611,699,558    $244    $1,920,743
                                                     ============    ====    ==========

(2.) Rate shown is the 7-day yield as of April 30, 2010.

(3.) Non-income producing security.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of April 30, 2010 based on valuation input level:

                                          LEVEL 2--
                                            OTHER        LEVEL 3--
                           LEVEL 1--     SIGNIFICANT    SIGNIFICANT
                           UNADJUSTED     OBSERVABLE   UNOBSERVABLE
                         QUOTED PRICES      INPUTS        INPUTS          VALUE
                         -------------   -----------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies      $611,699,558       $--            $--       $611,699,558
                          ------------       ---            ---       ------------
Total Assets              $611,699,558       $--            $--       $611,699,558
                          ------------       ---            ---       ------------


                            2 | Equity Investor Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS APRIL 30, 2010 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2010 are noted below. The


                            3 | Equity Investor Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS APRIL 30, 2010 (Unaudited)

primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $676,494,409
                                 ============
Gross unrealized appreciation    $  7,705,815
Gross unrealized depreciation     (72,500,666)
                                 ------------
Net unrealized depreciation      $(64,794,851)
                                 ============


                            4 | Equity Investor Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 06/07/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 06/07/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 06/07/2010